Exhibit 99.1

WESTLAKE CHEMICAL NOTIFIES AXIALL CORPORATION OF INTENTION

TO NOMINATE SLATE OF 10 INDEPENDENT, HIGHLY QUALIFIED BOARD MEMBERS AT

AXIALL’S 2016 ANNUAL MEETING

HOUSTON, TX, February 16, 2016 – Westlake Chemical Corporation (NYSE: WLK) today announced that it has notified Axiall Corporation (NYSE: AXLL) of its intention to nominate a slate of ten independent, highly qualified individuals to Axiall’s Board of Directors at Axiall’s 2016 Annual Meeting, which has yet to be scheduled. In 2015, the Axiall Annual Meeting was held on May 19.

Westlake has proposed to acquire Axiall for $20.00 per share (comprised of $11.00 in cash and 0.1967 of a Westlake share, which represented a value of $9.00 based on Westlake’s closing price on January 22, 2016, the last trading day before Westlake made its proposal).

Albert Chao, Westlake’s President and Chief Executive Officer, said, “We have heard from many Axiall shareholders who have expressed their desire for Axiall to engage in discussions with us regarding our proposal. Given the clear shareholder support and the compelling nature of our proposal, we are disappointed that Axiall has been unwilling to engage with us. Our proposal, which represented a 108% premium to Axiall’s closing price on the day before we submitted it, provides both certainty and upside potential through the combination of cash and an ownership interest in the combined company.

“Given Axiall’s position, we believe that Axiall shareholders would be better served by our independent and highly qualified nominees, who are committed to acting in the best interests of all Axiall shareholders. Our nominees have the necessary track-record, strategic vision and experience to maximize shareholder value. We believe they will consider our proposal in an independent manner and in accordance with their fiduciary duties. The nominations give Axiall shareholders an opportunity to voice their disappointment with Axiall’s refusal to engage in discussions with us regarding our proposal,” Mr. Chao concluded.

The Westlake nominees to the Axiall Board of Directors are:

•	Steven Blank, former Executive Vice President, Chief Financial Officer and Treasurer of NuStar GP, LLC, and NuStar GP Holdings LLC. Currently an Independent Director of TransMontaigne, LP and Dakota Plains Holdings, Inc.

•	Michael Campbell, former Chairman, President and Chief Executive Officer of Arch Chemicals, Inc., and Executive Vice President of Olin Corporation. Currently an Independent Director of WestRock Company. Former Director of Milliken & Company and former Chairman of the American Chemistry Council.

•	Charles Crew, former Executive Vice President and President, Chief Executive Officer of SABIC Innovative Plastics, Saudi Basic Industries Corporation (SABIC) and long-time executive of GE Plastics, General Electric Company (GE). Currently an Independent Director of DuBois Chemicals.

•	Ruth Dreessen, Managing Director of Lion Chemical Capital, LLC. Former Executive Vice President and Chief Financial Officer of TPC Group Inc. and Senior Vice President and Chief Financial Officer of Westlake Chemical Corporation from 2003-2005. Currently Chairman of Gevo and Director of Targa Resources Partners LP. Former Director of Georgia Gulf Corporation (a predecessor to Axiall) from 2001-2003, and Versar, Inc.

•	Angela Minas, Independent Director and Chair of the Audit Committee of CONE Midstream Partners LP and Independent Director of Ciner Resources LP (formerly OCI Resources LP). Former Vice President and Chief Financial Officer of DCP Midstream Partners.

•	David Reeves, former President of Strategy, Planning and Technology, and long-time executive of Chevron Corporation. Former Director of ChevronPhillips Chemical Company (CPChem).

•	Ron Steger, Senior Advisor to the Effectus Group and Director of Overseas Shipholding Group, Inc. (OSG). Former Audit Partner and long-time partner of KPMG LLP.

•	James Swent III, former Executive Vice President and Chief Financial Officer of Ensco plc., Co-Founder and Managing Director of Amrita Holdings, LLC, Chief Financial Officer and Chief Executive Officer of Cyrix Corporation and Chief Financial Officer and Chief Executive Officer of American Pad and Paper Company.

•	Gary Whitlock, former Executive Vice President and Chief Financial Officer of CenterPoint Energy, Inc. and Vice President of Finance and Chief Financial Officer of Dow AgroSciences, a subsidiary of The Dow Chemical Company. Former Director of various Dow entities, Texas Genco Holdings, Inc., KiOR, Inc. and Enable Midstream Partners, LLC.

•	Randy Woelfel, former Chief Executive Officer of NOVA Chemicals, Inc., President of Basell International and Basell North America (now part of LyondellBasell) and longtime employee of Royal Dutch Shell plc (Shell). Currently an Independent Director of Black & Veatch and advisor to several petrochemicals and plastics companies.

For additional information about Westlake’s proposed slate of directors, please visit www.WestlakeAxiall.AcquisitionProposal.com

About Westlake Chemical Corporation

Westlake Chemical Corporation is an international manufacturer and supplier of petrochemicals, polymers and building products with headquarters in Houston, Texas. The company’s range of products includes: ethylene, polyethylene, styrene, propylene, caustic, VCM, PVC suspension and specialty resins and PVC building products including pipe and specialty components, windows, fence, deck and film. For more information, visit the company’s Web site at www.westlake.com.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding Westlake Chemical Corporation’s (“Westlake”) proposal to acquire Axiall Corporation (“Axiall”) (including financing of the proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding Westlake’s (and Westlake’s and Axiall’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the use of forward-looking words, such as “may,” “will,” “could,” “would,” “should,” “project,” “believe,”

“anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast,” “approximate,” “intend,” “upside,” and the like, or the use of future tense. Statements contained herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of Westlake (and the combined businesses of Westlake and Axiall), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of Westlake based upon currently available information. Statements concerning current conditions may also be forward-looking if they imply a continuation of current conditions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Westlake’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Westlake is unable to predict or control, that may cause Westlake’s actual results, performance or plans with respect to Axiall to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Westlake’s filings with the Securities and Exchange Commission (the “SEC”).

Risks and uncertainties related to the proposed business combination transaction include, but are not limited to: (i) the ultimate outcome of any possible transaction between Westlake and Axiall, including the possibility that Axiall will not accept a transaction with Westlake, (ii) the ultimate outcome and results of integrating the operations of Westlake and Axiall if a transaction is consummated, (iii) the ability to obtain regulatory approvals and meet other closing conditions to any possible transaction, including any necessary stockholder approvals, (iv) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction, (v) competitive responses to the announcement or completion of the proposed transaction, costs and difficulties related to the integration of Axiall’s businesses and operations with Westlake’s businesses and operations, (vi) the inability to obtain, or delays in obtaining, cost savings and synergies from the proposed transaction, (vii) uncertainties as to whether the completion of the proposed transaction or any transaction will have the accretive effect on Westlake’s earnings or cash flows that it expects, (viii) unexpected costs, liabilities, charges or expenses resulting from the proposed transaction, (ix) litigation relating to the proposed transaction, (x) the inability to retain key personnel, and (xi) any changes in general economic and/or industry-specific conditions.

In addition to the factors set forth above, other factors that may affect Westlake’s plans, results or stock price are set forth in Westlake’s Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K. Many of these factors are beyond Westlake’s control. Westlake cautions investors that any forward-looking statements made by Westlake are not guarantees of future performance. We do not intend, and undertake no obligation, to publish revised forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.

Additional Information

This communication relates to a proposal which Westlake has made for a business combination transaction with Axiall. In furtherance of this proposal and subject to future developments, Westlake (and, if a negotiated transaction is agreed, Axiall) may file one or more registration statements, proxy statements, tender offer statements, prospectuses or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document Westlake and/or Axiall may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF WESTLAKE AND AXIALL ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), TENDER OFFER STATEMENT(S), PROSPECTUS(ES) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of Westlake and Axiall, as applicable. Investors and security holders will be able to obtain copies of these documents (if and when available) as well as other filings containing information about Westlake and Axiall, without charge, at the SEC’s website, http://www.sec.gov. Those documents, when filed, as well as Westlake’s other public filings with the SEC, may be obtained without charge at Westlake’s website at http://www.westlake.com.

Participants in Solicitation

Westlake and its directors, executive officers and certain other members of management and employees may be deemed to be participants in any solicitation with respect to the proposed transaction under the rules of the SEC. You can find information about Westlake’s executive officers and directors in Westlake’s definitive proxy statement filed with the SEC on April 1, 2015. You can obtain free copies of these documents from Westlake using the contact information above. Investors may obtain additional information regarding the interest of such participants by reading any proxy statement/prospectus regarding the proposed transaction when it becomes available.

This document shall not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Contacts

Media Inquiries:

Sard Verbinnen & Co

Jim Barron / Robin Weinberg, 212-687-8080

jbarron@sardverb.com / rweinberg@sardverb.com

Investor Inquiries:

Westlake Chemical Corp.

Steve Bender, 713-960-9111

or

MacKenzie Partners

Dan Burch / Charlie Koons, 212-929-5708

dburch@mackenziepartners.com / ckoons@mackenziepartners.com